SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. 1)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                  EDnet, Inc.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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




                                   EDNET, INC.


                    Notice of Annual Meeting of Shareholders
                          to be held December 10, 1998




         The Annual Meeting of Shareholders of EDnet, Inc. (the "Company") will be held at the Hotel Rex, located at 562 Sutter Street, San Francisco, CA 94102, on Thursday, December 10, 1998 at 2:00 p.m. for the following purposes:


         1. To elect seven (7) directors to the Company's Board of Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: Tom Kobayashi, David Gustafson, Robert Wussler, Alan Saperstein, Randy Selman, Brian K. Service, and Eric Jacobs.


         2. To approve adoption of the Company's 1998 Stock Option Plan and to reserve 3,000,000 shares of the Company's Common Stock for issuance thereunder.


         3. To approve a proposal to change the state of incorporation of the Company from Colorado to Delaware and to make certain other changes concerning the charter and bylaws of the Company.


         4. To ratify the appointment of Burr, Pilger & Mayer as the Company's certified public accountants for the current fiscal year; and


         5. To transact such other business as may properly come before the meeting.


         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Shareholders should note that the proposed Reincorporation of the Company in Delaware is a transaction giving rise to shareholder dissenters' rights under Section 102 of the Colorado Corporation Code, Article 113, Title 7 of the Colorado Revised Statutes. Shareholders may be entitled to assert dissenters' rights thereunder. Accordingly, copies of the relevant provisions of the Colorado Corporation Code are provided to shareholders as an Exhibit to the accompanying Proxy Statement.

         Only shareholders of record at the close of business on October 29, 1998 shall be entitled to vote at the meeting or any adjournment thereof.

                                              By Order of the Board of Directors

                                              /s/  TOM KOBAYASHI

                                              Tom Kobayashi
                                              Chief Executive Officer

         San Francisco, California
         November 3, 1998


         IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person if you wish to do so even though you have already sent in your proxy.

                        PROXY STATEMENT TABLE OF CONTENTS


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.......................................1

SUMMARY INFORMATION..........................................................iii

Meeting Date and Location....................................................iii
Purposes.....................................................................iii
Proposal No. 1:  Election of Directors.......................................iii
Proposal No. 2:  Approval of the Company's April 1998 Stock Option Plan.......iv
Proposal No. 3:  Reincorporation of the Company in Delaware...................iv
      Proposed Transaction....................................................iv
      Reasons for the Reincorporation..........................................v
      Federal Income Tax Consequences..........................................v
      Comparison of Common Stock of the Company with
         Common Stock of EDnet Delaware........................................v
Proposal No. 4:  Appointment of the Company's Certified Public Accountants....vi

PROXY STATEMENT................................................................1

Solicitation Of Proxies........................................................1
Voting Rights, Outstanding Shares, and Record Date.............................1
Revocability of Proxies........................................................1
Proposal No. 1:  Election of Directors.........................................2
      Structure of Board of Directors..........................................2
      Nominees.................................................................2
      Board of Directors' Recommendation.......................................5
Board of Directors Meetings and Committees.....................................5
Security Ownership Of Management And Certain Beneficial Owners.................6
Director and Executive Officer Compensation....................................7
      Compensation of Directors................................................7
      Non-Qualified Stock Option Plan..........................................8
      Compensation of Executive Officers.......................................8
      Certain Relationships and Transactions...................................9
Proposal No. 2:  Approval of the Company's April 1998 Stock Option Plan.......10
      Description of the April 1998 Option Plan...............................10
      Tax Consequences to the Company of the April 1998 Option Plan...........11
      Board of Directors'Recommendation.......................................11
Proposal No. 3:  Reincorporation Of The Company In Delaware...................11
      General.................................................................11
      Reasons for the Reincorporation.........................................12
      Certain Differences Between Delaware and Colorado Corporation
         Law and Between the Delaware and Colorado Charter Documents .........13
      Summary of Federal Income Tax Consequences of the Reincorporation.......15
      Summary of State Tax Consequences of the Reincorporation................15
      Shareholders'Dissenters'Rights..........................................16
      Vote Required For Reincorporation and Board of Directors'
         Recommendation.......................................................16
      Board of Directors' Recommendation......................................17
Proposal No. 4:  Appointment of Certified Public Accountants..................17
      Board of Directors' Recommendation......................................17
Transaction of Other Business.................................................17

EXHIBITS:.....................................................................18

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                               SUMMARY INFORMATION

         The following is a summary of certain information contained in this Proxy Statement. This summary is provided for convenience, should not be considered complete, and is qualified in its entirety by the more detailed discussion contained elsewhere in this Proxy Statement, and in the various Exhibits attached hereto.

Meeting Date and Location

         The Annual Meeting of Shareholders of EDnet, Inc., a Colorado Corporation ("EDnet" or the "Company") will be held at the Hotel Rex, located at 562 Sutter Street, San Francisco, CA 94102, on Thursday, December 10, 1998, at 2:00 p.m.

Purposes

         At the meeting, the shareholders will consider proposals (i) to elect directors of the Company to serve until the next annual meeting of shareholders (as directors of the Company and, after the Reincorporation, of the Delaware Subsidiary, as discussed below); (ii) to ratify and approve the Company's April, 1998 Stock Option Plan; (iii) to approve the proposed reincorporation of the Company in the State of Delaware (the "Reincorporation"); and, (iv) to ratify and approve the appointment of Burr, Pilger & Mayer as the Company's certified public accountants for fiscal year 1999.

Proposal No. 1:  Election of Directors

         At the meeting, shares represented by the accompanying proxy will be voted for the election of the seven (7) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. Each nominee will hold office until the earlier to occur of the next annual meeting of shareholders and the election and qualification of a successor, (ii) the effective date of Reincorporation, as described below, or
(iii) his or her resignation or the vacancy of his or her office as a result of death, removal, or other cause in accordance with the bylaws of the Company. In the event the Reincorporation Proposal is approved, the nominees named below will serve as the directors of the new Delaware corporation that is designed to effect the Reincorporation of the Company in Delaware through a merger of the Company into a Delaware wholly-owned subsidiary (see "Proposal No. 3:
Reincorporation of the Company in Delaware").

         Two of the nominees, Mr. Kobayashi and Mr. Gustafson, are officers of the Company and have served on the Company's Board of Directors since inception. Robert Wussler joined the Board of Directors in November, 1995. Nominees Mr. Selman, Mr. Saperstein, and Mr. Service, are officers or affiliates of Visual Data Corporation ("VDC"), the entity that recently acquired a majority interest in the Company's stock, who have served on the Board since the closing of the transaction in which

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                                       iii

--------------------------------------------------------------------------------

VDC acquired that stock in July, 1998. Mr. Jacobs is a VDC officer who was elected to the Board on October 29, 1998 to replace former director David Goodman who resigned on the same date.

Proposal No. 2:  Approval of the Company's April 1998 Stock Option Plan

         The Board of Directors has adopted a new stock option plan (the "1998 Option Plan"), under which the Company may grant either incentive stock options or nonqualified stock options to qualified employees, board members or consultants in order to motivate them to maintain their commitment to the Company. Options under this Plan may be either Incentive Stock Options or Nonstatutory Stock Options and may be exercised no later than five (5) years from the date of their grant. The Plan is administered by the Board of Directors of the Company. The Board has directed the officers of the Company to reserve three million (3,000,000) shares of Common Stock for issuance upon exercise of options granted pursuant to the Plan.

         For the Company to grant options under the 1998 Option Plan, or for the effectiveness of options granted thereunder, shareholder approval of the 1998 Option Plan is required.

Proposal No. 3:  Reincorporation of the Company in Delaware

Proposed Transaction

         The Board of Directors of the Company have approved a proposed Reincorporation of the Company in Delaware. Under the proposed transaction, the Company will change its state of incorporation to Delaware by merging into a wholly owned Delaware subsidiary to be formed for purposes of the Reincorporation which subsequently will change its name to "EDnet, Inc.", as described in the Agreement and Plan of Merger attached to this Proxy Statement as Exhibit "C". The Reincorporation requires shareholder approval, and it is a transaction giving rise to shareholders' dissenters' rights under the Colorado Corporation Code (See "PROPOSED REINCORPORATION OF THE COMPANY IN DELAWARE - Shareholder Dissenters' Rights"). The Reincorporation is proposed to be effective as of January 1, 1999.

         If the shareholders approve the Reincorporation, the Company will be merged into the Delaware subsidiary ("EDnet Delaware"), which subsequently will change its name to EDnet, Inc. Each outstanding share of stock of the Company will be converted into one share of stock of EDnet Delaware. Shares of the Common Stock of EDnet Delaware will be traded on the National Association of Securities Dealer's Automated Quotation System's Over-the-Counter Bulletin Board, as shares of the Company's Common Stock now are traded. EDnet Delaware will assume the obligations of the Company pursuant to the Agreement and Plan of Merger. (See "REINCORPORATION OF THE COMPANY IN DELAWARE - General.")

--------------------------------------------------------------------------------
                                       iv

--------------------------------------------------------------------------------

Reasons for the Reincorporation

         The Board of Directors of the Company believes that the Reincorporation will provide the Company with the benefits of Delaware's modern and flexible corporation law, which is frequently revised to meet changing business conditions and which, because it has been interpreted in a wide variety of circumstances, will provide predictability for the Company in the operation of its business. The Board of Directors believes that Colorado's corporation law does not provide the same degree of predictability that may be afforded the Company by Delaware's law, and, because of this, the Company may be able to obtain officers and directors liability insurance more easily and at lower cost than would be the case if the Company remained incorporated under the law of Colorado. In addition, Delaware law permits the Company to expand the scope of indemnification of its officers and directors. The Board of Directors believes that such indemnification is necessary to attract and retain talented and qualified individuals to serve as the Company's officers and directors. (See "REINCORPORATION OF THE COMPANY IN DELAWARE - Certain Differences Between Delaware and Colorado Corporation Law.")

Federal Income Tax Consequences

         The Board of Directors of the Company believes that, for federal income tax purposes, no gain or loss will be recognized by the holders of the Company's stock as a result of the Reincorporation, and no gain or loss will be recognized by the Company or by EDnet Delaware. Each former holder of shares of the Company's stock will have the same basis in the EDnet Delaware shares held by him at the time of the Reincorporation, and his holding period with respect to such EDnet Delaware shares (if his shares of the Company's common stock were subject to a holding period under Rule 144 of the Securities Act or another applicable securities law or regulation) will include the period during which he held the corresponding shares of the Company's stock, provided the latter were held by him as capital assets at the time of the Reincorporation. (See "REINCORPORATION OF THE COMPANY IN DELAWARE - Summary of Tax Consequences.")

Comparison of Common Stock of the Company with Common Stock of EDnet Delaware

         EDnet Delaware will have the same number of outstanding shares of stock as the Company, and it will have the same number of authorized shares of stock. However, under the General Corporation Law of the State of Delaware and under the certificate of incorporation and bylaws of EDnet Delaware, the shareholders may have somewhat different rights and privileges after the Reincorporation. (See "REINCORPORATION OF THE COMPANY IN DELAWARE - Certain Differences Between Delaware and Colorado Corporation Law.")

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                                       v

--------------------------------------------------------------------------------

Proposal No. 4:  Appointment of the Company's Certified Public Accountants

         Subject to approval by the shareholders, the Board of Directors has authorized the appointment of the firm Burr, Pilger & Mayer as the certified public accountants for the Company for the current fiscal year.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

         The accompanying Proxy is solicited by the Board of Directors of EDnet, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on December 10, 1998 at 2:00 p.m., or at any adjournment thereof.

Solicitation Of Proxies

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights, Outstanding Shares, and Record Date

         Only shareholders of record of Common Stock at the close of business on October 29, 1998 will be entitled to notice of and to vote at the Annual Meeting of Shareholders. Currently, there are 16,791,014 shares of the Company's Common Stock issued and outstanding. Each shareholder is entitled to one vote for each share of Common Stock held by him. There are no shares of Preferred Stock outstanding.

         All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be considered present at the Annual Meeting for the purpose of establishing a quorum. Abstentions may be specified on the proposal to reincorporate the Company in the State of Delaware and will have the effect of a negative vote.

         Brokerage firms who hold shares in "street name" for customers will not have authority to vote shares with respect to the proposal to reincorporate the Company in Delaware; the failure of a broker to vote shares in the absence of instructions (a "broker non-vote") will have the effect of a vote against such proposal.

Revocability of Proxies

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, One Union Street, San Francisco, CA 94111, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

         If no direction is indicated, the shares will be voted (i) FOR the election of Directors as listed in this proxy statement; (ii) FOR the approval of the Company's 1998 Stock Option Plan; (iii) FOR the proposal described herein to reincorporate the Company in the State of Delaware; and (iv) FOR the
appointment of Burr, Pilger & Mayer as the Company's certified public accountants for the current fiscal year.

Proposal No. 1:  Election of Directors

         The first matter for shareholder action at the Company's annual meeting of shareholders will be the election of seven directors to the Company's Board of Directors. The nominees for director are listed below.


Structure of Board of Directors

         The Company's Board currently has seven (7) members. At the meeting, shares represented by the accompanying proxy will be voted for the election of the seven (7) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

         The Colorado bylaws provides for a Board of Directors of not less than three (3) nor more than seven (7) directors. The Delaware articles and Delaware bylaws provide for the same number of directors. Each of the Company's nominees is currently a Director of the Company. Two of these nominees, Mr. Kobayashi and Mr. Gustafson, have served on the Company's Board of Directors since the inception of the Company. Mr. Wussler has served on the Board since November, 1995. Of the remaining four nominees, Mr. Selman, Mr. Saperstein, and Mr. Service have been nominated by VDC and have served on the board for the interim period following the close in July, 1998, of the purchase by VDC of shares of the Company's Common Stock constituting a majority of the issued and outstanding shares. VDC has also nominated Mr. Jacobs, also a VDC affiliate, who was elected to the Board on October 28, 1998 to replace VDC affiliate David Goodman, who stepped down on the same date.


Nominees

         Each nominee will hold office until the earlier to occur of the next annual meeting of shareholders and the election and qualification of a successor, (ii) the effective date of Reincorporation, as described below, or
(iii) his or her resignation or the vacancy of his or her office as a result of death, removal, or other cause in accordance with the bylaws of the Company. In the event the Reincorporation Proposal is approved, the nominees named below will serve as the directors of the new Delaware corporation that is designed to effect the Reincorporation of the Company in Delaware through a merger of the Company into a Delaware wholly-owned subsidiary (see "Proposal No. 3: Reincorporation of the Company in Delaware").

         The following  table indicates the name of each  nominee/director,  and
certain  information  about  them,   including  each  nominee's  age,  principal
occupation  or  employment,  and the year in which each  nominee  first became a director of the Company,  if such person has previously  served on the Company's board of directors.
                                   Principal Occupation                                   Director
      Nominee                   During the Last Five Years                Age              Since
      -------                   --------------------------                ---              -----

      Tom Kobayashi             Founder of the Company, CEO               69               1992
                                and Director of the Company since
                                inception.

      David Gustafson           President of the Company,                 51               1992
                                Director of the Company

      Robert Wussler            President and CEO, Affiliate              60               1995
                                Enterprises, Inc., company formed
                                by ABC Television affiliates for
                                emerging technology businesses


      Randy Selman              Chairman, CEO of Visual Data              42               1998
                                Corporation ("VDC")
                                since inception.

      Alan Saperstein           Senior Vice President, Secretary          39               1998
                                and Producer, VDC.

      Eric Jacobs               Director, VDC, former                     40               1998
                                manager VDC subsidiary
                                HotelView Corporation, chairman
                                Miami Beach Chamber of Commerce

      Brian Service             International business consultant         51               1998


         Mr. Kobayashi has served as Chief Executive Officer and a Director of the Company from 1992 to the present. From June 1992 to July, 1998, Mr. Kobayashi served as the Chairman of the Board of Directors of the Company. From 1986 to 1993, he was Vice President and

General Manager of Skywalker Sound division of LucasArts. During his tenure at Skywalker, the sending of digital audio over fiber optic telephone lines was developed and the idea for an entertainment digital network was formulated. In 1992, with George Lucas's approval, Mr. Kobayashi utilized the technology first developed at Skywalker to found the Company. Mr. Kobayashi will continue to serve as the Company's Chief Executive Officer.

         Mr. Gustafson has served as the President and Chief Operating Officer of the Company from March 1996 to present, and as Vice President, Marketing and Sales, from July 1992 to March 1996. He has served as a Director of the Company since 1992. Previously, he was President and Chief Operating Officer of SLT, Inc., a private New York-based apparel manufacturer; Corporate Vice President and Director of Wacoal America, Inc., a $35 million division of the $1 billion Wacoal Corp., a multi-national consumer products company based in Kyoto, Japan, where his responsibilities included Merchandising and Design, Sales, Marketing and Advertising; Vice President of Marketing and Merchandising for the Olga Company; Management Information Systems Consultant with Deloitte, Haskins & Sells in Los Angeles; and a computer Systems Engineer and Manager at EDS Corp., working in New York, Miami and Dallas.

         Mr. Wussler has served as a Director of the Company since 1995. From 1994 to the present, he has been the President and Chief Executive Officer of Affiliate Enterprises, Inc., the company formed by ABC Television affiliates to pursue new business opportunities, including emerging technology applications. From 1990 to 1993, he was President and Chief Executive Officer of COMSAT Video Enterprises, where he managed the acquisition of the NBA Denver Nuggets. Previously, from 1980 to 1990, he was Senior Vice President of Turner Broadcasting, where he oversaw the launch of CNN, Headline News and TNT, in addition to serving as President of SuperStation TBS, and from 1974 to 1978, he was the President of the CBS Television Network and CBS Sports.

         Mr. Selman has served as the Chairman of the Board of Directors of EDnet since July 10, 1998. Mr. Selman also has served as the Chief Executive Officer, President, and Chairman for Visual Data Corp. (VDC) since its inception in May 1993, and since September 1996, as VDC's acting Chief Financial Officer. From March 1985 through May 1993, Mr. Selman was Chairman of the Board, President and Chief Executive Officer of SK Technologies Corporation (SKTC-Nasdaq Small Cap Market), a publicly-traded software development company. SKTC develops and markets software for point-of-sale with complete back office functions such as inventory, sales analysis and communications. Mr. Selman founded SKTC in 1985 and was involved in the company's initial public offering in 1989. Mr. Selman's responsibilities included management of SKTC, public and investor relations, finance, high level sales and general overall administration.

         Mr. Saperstein has served as Director of EDnet since July 10, 1998. Mr. Saperstein also has served as the Senior Vice President, Executive Producer, Secretary and a director of VDC since its inception in May 1993. From March 1989 until May 1993, Mr. Saperstein was a free-lance producer of video film projects. Mr. Saperstein has provided consulting services for corporations which have set up their own sales and training video departments. From 1983 through 1989, Mr. Saperstein was the Executive Director/Entertainment Division of NFL Films where he was responsible for supervision of all projects, budgets, screenings and staffing.

         Eric Jacobs became a member of the Board of Directors EDnet, Inc. on October 30, 1998 replacing David Goodman, who resigned on October 29, 1998. Mr. Jacobs is presently a member of the Board of Visual Data Corporation and Vice President and General Manager of that corporation's wholly owned subsidiary, ResortView Corporation. From March 1996 until August 1997, Mr. Jacobs was Vice President and General Manager of Visual Data's wholly owned subsidiary, HotelView(R) Corporation. Since 1976, Mr. Jacobs has served as the Chairman of the Miami Beach Visitor and Convention Authority and since September 1993 as Chairman of the Greater Miami and the Beaches Hotel Association. Since 1972 Mr. Jacobs has been a member of Miami Beach Chamber of Commerce and has served as its Chairman since September 1996. From 1972 through October 1993, Mr. Jacobs was the owner, President, and General Manager of the Tarleton Hotel, Miami Beach, Florida.

         Mr. Service has served as Executive Director of EDnet since July 10, 1998. Mr. Service also is an international business consultant with clients in North and South America, the United Kingdom, Asia, Australia and New Zealand. From October 1992 to October 1994 Mr. Service was CEO and Managing Director of Salmond Smith Biolad, a New Zealand publicly-traded company. From October 1986 to October 1992 he was CEO and Executive Chairman of Milk Products Holding (North America) Inc., a wholly-owned subsidiary of the New Zealand Dairy Board in Santa Rosa California, which was the sole marketer of New Zealand dairy products in North America. Mr. Service has served as a member of the Board of Directors and of the audit committee of VDC since July 1997.


Board of Directors' Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Board of Directors Meetings and Committees

         There are currently three committees of the Board of Directors, which were established by the Board of Directors on August 6, 1998. Those committees, and the Directors who currently serve on them, are as follows:

    1. Audit Committee           Brian Service and Robert Wussler
    2. Remuneration Committee    Brian Service and Alan Saperstein
    3. Executive Committee       Brian Service, Tom Kobayashi, David Gustafson.

         Prior to the acquisition of a controlling interest in the Company's stock by Visual Data Corporation in June, 1998 (see "Certain Relationships and Transactions"), the sole committee of the Board of Directors was its compensation committee. The directors who served on the compensation committee were Mr. Wussler and former director Avi Fogel. Mr. Fogel resigned from the Board of Directors as of July 10, 1998.

         During the  Company's  1998 fiscal year (June 30, 1997 through June 30,
1998), the Board of Directors met six times, held four meetings by teleconference and approved two Actions by Written Consent. During that time, no incumbent Director attended fewer than 83% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a Director).


Security Ownership Of Management And Certain Beneficial Owners

         The following  table sets forth  information,  as of September 7, 1998, regarding shares of Common Stock (a) held of record and (b) that the named owner has the right to acquire  within  sixty  days from  options,  warrants,  rights, conversion privilege or similar obligations by: (i) officers or directors of the
Company;  (ii) all officers and directors as a group; and (iii) each shareholder who owns more than 5% of any class of the Company's securities,  including those shares subject to outstanding options and warrants.  Unless indicated otherwise, each  shareholder  exercises  sole voting and  investment  power with respect to shares owned.
                                                         Amount Owned or
         Title             Name and Address              Right to Acquire           Percent
         of Class          of Owner                      Within 60 Days             of Class (1)
         --------          --------                      --------------             ------------
         Common            Tom Kobayashi                 637,473(2)                   3.80%
                           One Union Street
                           San Francisco, CA  94111

         Common            David Gustafson               388,684(3)                   2.32%
                           One Union Street
                           San Francisco, CA  94111

         Common            Tom Scott                     322,802(4)                   1.93%
                           One Union Street
                           San Francisco, CA  94111

         Common            Robert Wussler                180,000(5)                   1.07%
                           One Union Street
                           San Francisco, CA  94111

         Common            Randy Selman                  180,000(6)                   1.07%
                           1291 SW 29th Avenue
                           Pompano Beach, FL 33069

         Common            Alan Saperstein               180,000(7)                   1.07%
                           1291 SW 29th Avenue
                           Pompano Beach, FL 33069

                                       6


         Common            Brian K Service                    410,000(9)           2.45%
                           BKS International Consulting
                           123 Red Hill Circle
                           Tiburon, CA 94920

         Common            Liviakis Financial                 880,000              5.25%
                           Communications, Inc.
                           2118 "P" Street, Suite C
                           Sacramento, CA  95816

         Common            T Bar W Ranch Investments        1,476,000(10)          8.81%
                           101 E Brand
                           Mineola, TX 75773

         Common            Visual Data Corporation          8,563,417             51.00%
         ------------------------------------------------------------------------------

         Common            All officers and
                           directors as a group (3)            78,959            14.78%


(1)  Based upon  16,762,376  shares of Common Stock issued and  outstanding as of June 30, 1998.
(2)  Includes right to acquire  212,426 shares within 60 days from options.
(3)  Includes  right to  acquire  252,923  shares  within 60 days from options.
(4)  Includes  right to  acquire  157,917  shares  within 60 days from options.
(5)  Includes  right to  acquire  180,000  shares  within 60 days from options.
(6)  Includes  right to  acquire  180,000  shares  within 60 days from options,  excludes VDC shares.
(7)  Includes  right to acquire  180,000  shares within 60 days from options,  excludes VDC shares.
(8)  Includes right to acquire 410,000 shares within 60 days from options and warrants, excludes VDC shares.
(9)  Includes right to acquire 738,000 shares within 60 days from warrants.



Director and Executive Officer Compensation

         Compensation of Directors

         With the exception of Mr. Service, who has a one year consulting contract under which he receives $ 6,000 per month, Directors of the Company do not receive any compensation for their services as directors other than reimbursement by the Company of reasonable out-of-pocket travel expenses incurred in connection with attending director meetings in person.

         Non-Qualified Stock Option Plan

         On September 19, 1995, the Company granted a total of 263,420 Non-Qualified Stock Options to employees and directors to purchase common stock at $0.10 per share. As a result of the Company's merger with AP Office Equipment, these options were converted into options to purchase Common Stock at a conversion of .87495 per share for each Company share, resulting in 230,479 options outstanding on June 30, 1998 at a price of $.11 per share. These fully vested options expire on September 29, 2000. There were no options exercised during the last fiscal year.


         Compensation of Executive Officers

         The five highest paid executive officers of the Company are Mr. Kobayashi, the Chief Executive Officer, Mr. Gustafson, President and Secretary, Thomas Scott, Vice President-Chief Technology Officer, Mark Wallin, President and Chief Operating Officer of the Company's wholly-owned subsidiary Internet Business Solutions, Inc. ("IBS"), and Jeffrey Dobkins, Vice President of Sales of IBS.

         The compensation of each of the five most highly compensated executive officers of the Company whose cash compensation exceeded $60,000, and of all executive officers of the Company as a group, during Fiscal 1998, was as follows:


Name and title of individual     Year     Salary       Bonus       Additional
or identity of group                                               remuneration

Tom Kobayashi                    1998     $131,000(1)    --        (see notes)
Chief Executive Officer          1997     $125,000       --        (see notes)
and Director                     1996     $125,000       --        (see notes)


David Gustafson                  1998     $131,000(2)    --        (see notes)
President C.O.O                  1997     $125,000       --        (see notes)
and Director                     1996     $125,000       --        (see notes)

Jeffrey Dobkins                  1998     $ 92,572(3)    --
Vice President of Sales, IBS

Mark Wallin                      1998     $ 99,500(4)    --
President and Chief
Operating Officer, IBS

Tom Scott                        1998     $ 90,000(5)    --        (see notes)
Vice President,                  1997     $ 90,000       --        (see notes)
Chief Technical Officer          1996     $ 90,000       --        (see notes)

Total of above                   1998     $544,072

         (1) Mr. Kobayashi has an Employment Agreement with the Company which provides for a five-year term expiring December 31, 2000, with a base salary of $10,416 per month from September 1, 1995 to February 28, 1996, with an increase to market rate at March 1, 1996 and every year thereafter. FY 1998 compensation includes $6,000 of auto allowance.

         (2) Mr. Gustafson has an Employment Agreement with the Company which provides for a five-year term expiring December 31, 2000, with a base salary of $10,416 per month from September 1, 1995 to February 28, 1996, with an increase to market rate at March 1, 1996 and every year thereafter. FY 1997 compensation includes $6,000 of auto allowance.

         (3) Mr. Dobkins has an Employment Agreement with the Company which provides for a three-year term expiring January 31, 2000, with a base salary of $7,714 per month plus commissions. IBS did not become a wholly owned subsidiary of the Company until June 24, 1997, the end of the prior fiscal year (ending June 30, 1997).

         (4) Mr. Wallin has an Employment Agreement with the Company which provides for a two-year term expiring January 31, 2000, with a base salary of $7,917 per month. FY 1998 compensation includes $4,500 of commission. IBS did not become a wholly owned subsidiary of the Company until June 24, 1997, the end of the prior fiscal year (ending June 30, 1997).

         (5) Mr. Scott has an Employment Agreement with the Company which provides for a three-and-one-half-year term expiring December 31, 2000, with a base salary of $7,500 per month.

         The Board has also authorized the grant of options to certain of its directors and employees, under the Company's 1998 Stock Option Plan, subject to approval of that plan by the shareholders at the annual meeting (See description of proposal for approval of 1998 Stock Option Plan, below).

Certain Relationships and Transactions

         From June 30, 1997 to the present, there have been no transactions involving more than $60,000 between the Company and any executive officer, any Director, any security holder known to the Company to be a 5% beneficial owner of the Company's common stock or any member of the immediate family of any of the foregoing persons, in which any of the foregoing individuals or entities had a material interest, except as indicated in "Director and Executive Officer Compensation" and "Stock Option Plans" above and pursuant to the Company's Employee Stock Purchase Plan in which all full time employees of the Company are eligible to participate, and except as follows:

         Four of the Current directors and nominees, Mr. Selman, Mr. Saperstein, Mr. Goodman and Mr. Service are executive officers or affiliates of Visual Data Corporation ("VDC"), the Pompano Beach, Florida multimedia development and production corporation that made an investment in a controlling interest in the Company's Common Stock at the close of the 1998 fiscal year. Following a search for a suitable strategic partner willing to make a substantial investment in EDnet, the Company entered into a securities purchase agreement as of June 20, 1998 with VDC, under which VDC acquired a majority interest in the Company's outstanding shares of common stock for $698,004.32 in cash, 75,000 shares of VDC common stock and warrants to purchase up to 50,000 shares of VDC common stock (valued at $418,250.00); and a promissory note in the principal amount of $283,745.68, secured by certain real property in Florida, for a total acquisition price of $1.4 million.1 In consideration thereof, the Company issued to VDC 8,563,417 million shares of its Common Stock, equal to a 51% interest in the Company. As a result, the Company has approximately 16.7 million shares outstanding. In order to ensure that VDC retain ownership of a majority interest in the Company's Common Stock, VDC was also given an option which mirrors each option and/or warrant outstanding for EDnet common stock as of the closing date, whereby, for every outstanding option and/or warrant existing at the closing date subsequently exercised, VDC can purchase one additional share of common stock at $0.10 per share. As a term of the securities purchase agreement, VDC was given the right to name four directors to the Company's Board.


Proposal No. 2:  Approval of the Company's April 1998 Stock Option Plan

         Description of the April 1998 Option Plan

         The Board of Directors adopted the Company's 1998 Stock Option Plan (the "1998 Plan") in April of this year, subject to approval by the shareholders. Upon approval of the 1998 Plan by the shareholders, the Company's initial nonqualified stock option plan will be terminated. A copy of the 1998 Option Plan is attached to this Proxy Statement as Exhibit "B".

         The Company may grant stock options under the 1998 Plan to qualified employees, board members or consultants in order to motivate them to maintain their commitment to the Company. Options under this 1998 Plan may be either Incentive Stock Options or Nonstatutory Stock Options and may be exercised no later than five (5) years from the date of their grant. The 1998 Plan is administered by the Board of Directors of the Company. The Board has directed the officers of the Company to reserve three million (3,000,000) shares of Common Stock for issuance upon exercise of options granted pursuant to the 1998 Plan.

         As of June 30, 1998, and subject to approval of the 1998 Plan by the shareholders, the Company had granted options under the 1998 Plan to purchase a total of 2,041,500 shares of Common Stock at a price of $.10 per share, subject to approval by the shareholders of the Company at the annual meeting of shareholders. There were no options exercised during this period.

         Since each Director is eligible to receive options under the 1998 Plan, each such Director has a personal interest in the adoption of the 1998 Plan.

------------------------

         (1) The Securities Purchase Agreement between the Company and VDC is attached as an exhibit to the Company's current annual report on Form 10-KSB.

         Tax Consequences to the Company of the April 1998 Option Plan

         The Company will be entitled to a deduction in connection with the exercise of a Non-Qualified Stock Option under the 1998 Plan by a domestic optionee, to the extent that the optionee recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of Incentive Stock Option Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the Incentive Stock Option Shares.


         Board of Directors' Recommendation

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1998 STOCK OPTION PLAN.


Proposal No. 3:  Reincorporation Of The Company In Delaware

         General

         The Board of Directors has unanimously approved an Agreement and Plan of Merger (the "Reincorporation") by which the Company's state of incorporation will be changed from Colorado to Delaware. The proposed Reincorporation would be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, would be a wholly-owned subsidiary of the Company ("EDnet Delaware"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached to this Proxy Statement as Exhibit "C". Upon the effective date of the merger, EDnet Delaware's name would be changed to EDnet, Inc. The Reincorporation will not result in any changes in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees.

         Following the effective date of the proposed Reincorporation, each outstanding share of Common Stock of the Company would automatically convert into one share of Common Stock of EDnet Delaware, and shareholders of the Company would automatically become shareholders of EDnet Delaware. On the effective date of the Reincorporation, the number of outstanding shares of Common Stock of EDnet Delaware would be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the effective date of the Reincorporation. In addition, each outstanding option, warrant or right to acquire shares of Common Stock of the Company would convert automatically into a right to acquire an equal number of shares of Common Stock of EDnet Delaware on the same terms and conditions as applicable to the original options, warrants or rights. All of the Company's employee benefit plans would be continued by EDnet Delaware following the Reincorporation.

         No action need be taken now or at the time of the Reincorporation by the shareholders to exchange their stock certificates; this will be accomplished at the time of future transfers by individual shareholders. Certificates for shares in the Company will automatically represent an equal number of shares in EDnet Delaware upon completion of the merger.


Reasons for the Reincorporation

         The Board of Directors has determined that the Reincorporation is in the best interests of the Company and its shareholders for several reasons. The Board believes the Reincorporation will provide the Company with the benefits of Delaware's modern and flexible corporation law, which is frequently revised to meet changing business conditions and which, because it has been interpreted in a wide variety of circumstances, will provide predictability for the Company in the operation of its business. The Board of Directors also believes that the Reincorporation will enhance the Company's ability to attract and retain qualified directors as well as to encourage directors to continue to make independent decisions in good faith on behalf of the Company. While the Company is not experiencing difficulty in retaining directors currently, the Company believes that the more favorable corporate environment of the State of Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to attract new directors and to retain current directors.

         For many years, Delaware has followed a policy of encouraging incorporation within the state. Delaware's comprehensive body of cooperate law is revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result, the Board of Directors believes Delaware law will provide greater predictability in the Company's legal affairs than is currently available under Colorado law.

         The Company's corporate affairs generally are governed at present by the corporate law of the State of Colorado, the Company's state of incorporation, and by the Colorado Articles and the Colorado Bylaws, which have been adopted pursuant to Colorado law. The Colorado Articles and the Colorado Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at EDnet, Inc., One Union Street, San Francisco, CA 94111.
Attention: Shareholder Relations. If the Reincorporation Proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware law rather than Colorado law. The Colorado Articles and the Colorado Bylaws will, in effect, be replaced by the Certificate of Incorporation of EDnet Delaware (the "Delaware Certificate") and the Bylaws of EDnet Delaware (the "Delaware Bylaws"), copies of which are attached to this Proxy Statement as Exhibits "D" and "E," respectively.

         The are several differences among Colorado and Delaware corporations law and between the charter documents of the Colorado and Delaware corporations that are relevant to shareholders' decisions whether to approve the Reincorporation Proposal. Those differences are discussed below. Shareholders should review the information discussed in this Section of the Proxy Statement in conjunction with the Merger Agreement, the Delaware Certificate and the Delaware Bylaws, attached hereto.


Certain Differences Between Delaware and Colorado Corporation Law and Between the Delaware and Colorado Charter Documents

         Indemnification of Directors and Employees

         The primary differences of import to shareholders in considering whether to approve the Reincorporation proposal are the differences in the laws in Colorado and Delaware respecting indemnification by a corporation of its directors, employees and other agents. Under both Colorado and Delaware law, corporations may limit the liability of directors, except in connection with the following instances: (a) beaches of a director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith, or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions, or (d) transactions in which a director received an improper personal benefit. Such limitation of liability provision also may not limit directors' liability for violation of, or otherwise relieve the Company or its directors form the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. Colorado amended its cooperate law in 1987 in a manner similar to that of Delaware to permit a Colorado corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances, and the Company's articles of incorporation were drafted to take advantage of these provisions of Colorado law. The Colorado Articles eliminate the liability of directors to the corporation to the fullest extent permissible under Colorado law. Similarly, the Board of Directors has included provisions in the Delaware Certificate and the Delaware Bylaws which allow the Company to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. Yet the Board of Directors believes that the protection from liability for directors is somewhat greater under Delaware law than under Colorado law and therefore the Reincorporation will enhance the Company's ability to recruit and retain qualified directors.

         The indemnification and limitation of liability provisions of Colorado law, and not Delaware law, will apply to actions of the directors and officers made prior to the proposed Reincorporation. Nevertheless, the Board of Directors has recognized in considering the

         Reincorporation Proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under Colorado law, would result in expense to the Company that the Company would not incur if the Company were not reincorporated. Additionally, shareholders should note that such differences in the corporation law of the two states inure to the benefit of the directors, and the interest of the Board of Directors in recommending the Reincorporation may therefore be in conflict with the interests of the shareholders. The Board of Directors believes, however, that the overall effect of reincorporating is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

         Removal of Directors.

         While Colorado law and Delaware law vary somewhat with respect to removal of directors, there will be no difference with respect to the rights of the Company's shareholders to remove directors following the Reincorporation. Under Colorado law, shareholders may remove directors without cause if the corporation's Articles of Incorporation do not provide otherwise and if the number of votes cast in favor of removal exceed the number of votes cast against removal. The Colorado Articles do not so provide, and the Colorado Bylaws provide that the shareholders may remove any director or the entire Board with or without cause, by a vote of the holders of the majority of the shares entitled to vote. Under Delaware law, shareholders may not remove directors in some circumstances unless the corporation's certificate of incorporation provides for removal without cause. The Delaware Certificate provides for removal without cause, and the Delaware Bylaws similarly provide that shareholders may remove any director or the entire Board with or without cause, by a vote of the holders of the majority of the shares entitled to vote.

         Calling of Special Meetings of Shareholders

         Under Colorado law, a special meeting of the shareholders may be called by the Board of Directors, by a person authorized by the Board of Directors or the Bylaws, or by shareholders holding shares representing at least ten percent (10%) of all shares entitled to vote at such a meeting. The Colorado Bylaws authorize the President or the Board of Directors to call a special meeting, and the President is required to call a special meeting at the request of holders of not less than ten percent (10%) of the outstanding shares entitled to vote at the meeting.

         Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or in the Bylaws. The Delaware Certificate similarly requires that the President or Secretary call a special meeting of the stockholders for any purpose at the request in writing of stockholders holding ten percent (10%) or more of the outstanding stock of the Company entitled to vote.

         Loans to Officers Directors and Employees

         Colorado law provides that a corporation may not authorize any loan or guaranty for the benefit of any director until at least ten days after providing written notice of the proposed authorization to shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

         Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when in the judgment of the Board of Directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both Colorado law and Delaware law permit such loans or guarantees to be unsecured and without interest.

         Summary of Federal Income Tax Consequences of the Reincorporation

         The Reincorporation provided for in the Merger Agreement is intended to be a tax free reorganization under the Internal Revenue Code of 1986, as amended (the "IRC"). Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of capital stock of the Company as a result of the consummation of the Reincorporation, and no gain or loss will be recognized by the Company or by EDnet Delaware. Each former holder of capital stock of the Company will have the same basis in the capital stock of EDnet Delaware received by such holder pursuant to the Reincorporation as such holder has in the capital stock of the Company held by such holder at the time of consummation of the Reincorporation. Each shareholder's holding period with respect to EDnet Delaware's capital stock will include the period during which such holder held the corresponding Company capital stock, providing the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation. The Company has not obtained a ruling from the Internal Revenue Service or any opinion of legal or tax counsel with respect to the consequences of the Reincorporation.

         The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the merger, including the applicability of the laws of any state or other jurisdiction.

         Summary of State Tax Consequences of the Reincorporation

         There will be expense directly associated with the Reincorporation in the form of fees required for the creation of the new corporation in Delaware and fees required for the filing of the Agreement of Merger in both Colorado and Delaware. Following the Reincorporation, the Directors do not believe that the operation of the Company as a Delaware corporation will represent any substantially greater state tax obligation to the Company and its shareholders than the tax obligations of operating the Company as a Colorado corporation.

         The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Delaware and Colorado and does not purport to be an exhaustive discussion of all the differences. Such differences can be determined in full by reference to the

Colorado Corporations Code and to the Delaware General Corporation Law. In addition, both Colorado and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or bylaws of the corporation.


         Shareholders' Dissenters' Rights

         The proposed Reincorporation is a transaction giving rise to shareholder dissenters' rights under Article 113, Section 102 of the Colorado Business Corporation Act.2 Shareholders may be entitled to assert dissenters' rights thereunder.

         Under Section 113-102, a shareholder is entitled to dissent and obtain payment for the fair value of the shareholder's shares in the event of the consummation of a plan of merger to which the corporation is a party, if the approval by the shareholders of the corporation is required for the merger. In order to assert dissenters' rights, a shareholder (i) must cause the Company to receive, before the vote on the Reincorporation is taken at the annual meeting, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed Reincorporation is effectuated; and (ii) must not vote his or her shares in favor of the proposed Reincorporation. Colorado Corporation Code Section 113-202.

         Shareholders are directed to, and advised to review, the copies of the relevant provisions of the Colorado Business Corporation Act statutes of the Colorado Corporation Code, attached as an Exhibit to this Proxy Statement.



         Vote   Required   For   Reincorporation   and   Board   of   Directors'
Recommendation

         Under the Colorado Articles and Colorado Bylaws, the affirmative vote of at least fifty percent (50%) of the outstanding shares of the Company's Common Stock is required for approval of the Reincorporation. If approved by the shareholders, it is anticipated that the Reincorporation will be completed as soon thereafter as possible, with a proposed effective date of January 1, 1999. The Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained if, in the option of the Board of Directors, circumstances arise that make such action advisable; provided, that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of at least fifty percent (50%) of the outstanding shares of Common Stock.

--------------------------

         (2)The Colorado Business Corporation Act is codified at Articles 101 to 117 of the Colorado Corporation Code, Title 7 of the Colorado Revised Statutes, as amended.

Board of Directors' Recommendation

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE REINCORPORATION PROPOSAL.


Proposal No. 4:  Appointment of Certified Public Accountants

         The Board of  Directors  of the Company has  selected  the firm of Burr
Pilger & Mayer as the certified public accountants of the Company for fiscal year 1999. Burr Pilger & Mayer has acted in such capacity since its appointment in 1997. A representative of Burr Pilger & Mayer will be present at the Annual Meeting, will be given the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

         In the event the ratification by the shareholders of the appointment of Burr Pilger & Mayer as the Company's independent certified public accountants is not obtained, the Board of Directors will reconsider such appointment. Even if its selection is ratified, the Board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board believes that such a change would be in the best interest of the Company and its stockholders.


Board of Directors' Recommendation

         THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


Transaction of Other Business

         As of the date of this Proxy Statement, the only business which the Board of Directors of the Company intends to present or knows that others will present at the meeting is as hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                                 By Order of the Board of Directors


                                 /s/ David Gustafson
                                 ----------------------------------
                                 David Gustafson
                                 Secretary

                                    EXHIBIT A

                                   ARTICLE 113

                               Dissenters' Rights


                                     PART 1

                               RIGHT OF DISSENT -
                               PAYMENT FOR SHARES

7-113-101.     Definition.
7-113-102.     Right to dissent.
7-113-103.     Dissent by nominees and beneficial owner.

                                     PART 2

                             PROCEDURE FOR EXERCISE
                              OF DISSENTERS' RIGHTS

7-113-201.   Notice of dissenters' rights.
7-113-202.   Notice of intent to demand payment
7-113-203.   Dissenters' notice.
7-113-204.   Procedure to demand payment.
7-113-205.   Uncertificated shares.
7-113-206.   Payment.
7-113-207.   Failure to take action.
7-113-208.   Special provisions relating to shares acquired after announcement of proposed corporate action.
7-113-209.   Procedure if dissenter is dissatisfied with payment or offer.

                                     PART 3

                          JUDICIAL APPRAISAL OF SHARES

7-113-301.     Court action.
7-113-302.     Court costs and counsel fees.

                                     PART 1

                               RIGHT OF DISSENT -
                               PAYMENT FOR SHARES

    7-113-101.   Definitions.  For purposes of this article:

    (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

    (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

    (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

    (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

    (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

    (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

    (7) "Shareholder" means either a record shareholder or a beneficial shareholder.


    7-113-102. Right to dissent.

    (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

    (a) Consummation of a plan of merger to which the corporation is a party if:

    (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

    (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

    (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

    (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

    (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

    (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

    (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

    (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

    (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

    (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

    (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

    (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

    (c) Cash in lieu of fractional shares; or

    (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

    (2) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

    (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

    (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


    7-113-103. Dissent by nominees and beneficial owners.

    (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

    (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

    (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

    (b)  The  beneficial   shareholder  dissents  with  respect  to  all  shares
beneficially owned by the beneficial shareholder.

    (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


                                     PART 2

                             PROCEDURE FOR EXERCISE
                              OF DISSENTERS' RIGHTS

    7-113-201. Notice of dissenters' rights.

    (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

    (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

    7-113-202. Notice of intent to demand payment.

    (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

    (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

    (b) Not vote the shares in favor of the proposed corporate action.

    (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

    (3) A shareholder who does not satisfy the requirements of subsection (1) or
(2) of this section is not entitled to demand payment for the shareholder's shares under this article.


    7-113-203. Dissenters' notice.

    (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

    (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

    (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action:

    (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited:

    (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received:

    (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made:

    (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

    (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and (g) Be accompanied by a copy of this article.


    7-113-204. Procedure to demand payment.

    (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

    (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

    (b) Deposit the shareholder's certificates for certificated shares.

    (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

    (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

    (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


    7-113-205. Uncertificated shares.

    (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

    (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


    7-113-206. Payment.

    (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

    (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

    (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

    (b) A statement of the corporation's estimate of the fair value of the shares;

    (c) An explanation of how the interest was calculated;

    (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

    (e) A copy of this article.

    7-113-207. Failure to take action.

    (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

    (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.


    7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

    (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

    (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).


    7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

    (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

    (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

    (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

    (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

    (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART 3

                          JUDICIAL APPRAISAL OF SHARES

    7-113-301. Court action.

    (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

    (2) The  corporation  shall commence the proceeding  described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

    (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

    (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

    (5) Each dissenter made a party to the proceeding commenced under subsection
(2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


    7-113-302. Court costs and counsel fees.

    (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

    (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

    (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

    (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

    (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                    EXHIBIT B

                                   EDNET, INC.

                             1998 STOCK OPTION PLAN


1.  Introduction

         This Stock Option Plan (the "Plan") has been adopted effective as of April 3, 1998 to encourage stock ownership by directors and employees of EDnet, Inc. (the "Company"), a Colorado corporation, and its subsidiaries (collectively, the "Subsidiaries" and individually, a "Subsidiary"), in order to increase their proprietary interest in the success of the Company and to encourage them to provide future services to the Company. Options granted under this Plan may be either Incentive Stock Options (as defined and provided for in Section 5(a) of this Plan) or Nonstatutory Stock Options (as defined and provided for in Section 5(b) of this Plan). The term "option" when used hereinafter shall refer to either Incentive Stock Options or Nonstatutory Stock Options, or both. The term "Award" when used hereinafter shall refer to options awarded under the Plan.

2.  Administration

         (a) This plan shall be administered by the Board of Directors of the Company (the "Board") or, if the Board so determines, by a duly appointed committee of the Board (the "Committee"), provided that except as otherwise provided below, in the case of any Awards to directors or officers that are or become subject to Section 16 of the Securities Exchange Act of 1934, the Committee shall have exclusive responsibility for and authority to administer the Plan unless the Board expressly determines otherwise. Subject to the foregoing and to the express provisions of this Plan, the Board or the Committee, as applicable, shall have plenary authority, in its sole discretion:

                    (i) To determine the time or times at which, and the directors and employees to whom, options shall be awarded under this Plan;

                   (ii) To determine, as the case may be, the Incentive Stock Option Price or Nonstatutory Stock Option Price (both as defined herein) of, and the number of shares of Stock (as defined herein) to be covered by, options granted under this Plan;

                  (iii) To determine the time or times at which each option granted under this Plan may be exercised, including whether such option may be exercised in whole or in installments; provided, however, that options granted hereunder must be exercisable at the rate of at least 20% per year over 5 years from the date of grant;

                   (iv) To determine the restrictions, if any, applicable to shares of Stock obtained upon the exercise of any option granted hereunder; provided, however, that if such restrictions restrict the transfer of such shares and give the Company the right to repurchase all (but not less than all) of such shares upon a Grantee's termination of employment, the following restrictions shall apply:

                           (1) If the repurchase price is equal to the higher of
the original Option Price or the fair market value of the shares of Stock on the date of termination of employment, the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness within 90 days of termination of employment or exercise of the option, whichever is later, and such right must terminate when the Stock becomes publicly traded; or

                           (2) If the repurchase  price is equal to the original
Option Price, the right to repurchase shall be nontransferable by the Company and must lapse at the rate of at least 20% per year over 5 years from the date the option is granted (without respect to the date the option was exercised or became exercisable), and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of termination of employment or exercise of the option, whichever is later.

                    (v) To interpret this Plan and to prescribe, amend and rescind rules and regulations relating to it; and

                   (vi) To make all other determinations which the Board or Committee shall deem necessary or advisable for the administration of this Plan.

         (b) The membership of the Committee shall at all times consist of not less than two members of the Board and shall be constituted to permit the Plan to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), if the Board determines it to be in the best interests of the Company to qualify the Plan for the exemptions from Section 16 of the Exchange Act afforded by Rule 16b-3. Without limiting the foregoing, from and after the date the Board determines to bring the Plan into compliance with Rule 16b-3, no director shall serve on the Committee at any time within one year following such director's receipt of any grant or award of an equity security of the Company or any related entity if such grant or award prevents such director from qualifying as a "disinterested person" within the meaning of Rule 16b-3(c)(2).

         The Committee shall have all of the powers and duties set forth herein, as well as such additional powers and duties as the Board may delegate to it; provided, however, that the Board expressly retains the right (i) to determine whether the shares of Stock reserved for issuance upon the exercise of options awarded under this Plan shall be issued shares or unissued shares, (ii) to appoint the members of the Committee, and (iii) to terminate or amend this Plan. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee, however caused, and may discharge the Committee. Duly authorized actions of the Committee shall constitute actions of the Board for the purposes of this Plan and the administration thereof.

3.  Stock

         Except as provided in Section 9 of this Plan, the number of shares which may at any time be made subject to options, or which may be issued upon the exercise of options granted under this Plan, shall be limited to three million (3,000,000) shares of the Common Stock, of the Company (the "Stock"). The shares reserved for issuance pursuant to this Plan may consist either of authorized but previously unissued shares of Stock, or of issued shares of Stock which have been reacquired by the Company, as determined from time to time by the Board.

         Except as otherwise provided in Section 9 of this Plan, if any option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the shares of Stock allocable to the unexercised portion of such option may again be made subject to an option award under this Plan.

4.  Eligibility

         Awards may be granted under this Plan to such directors and employees of the Company or a Subsidiary as shall be designated by the Board or the Committee in accordance with Section 2 of this Plan, provided that Incentive Stock Options, as defined below, may be awarded only to regular full time employees of the Company or a Subsidiary (including, but not limited to, employees who serve as officers or directors). Any person granted an Award under this Plan shall remain eligible to receive one or more additional grants thereafter, notwithstanding that options previously granted to such person remain unexercised in whole or in part.

5.  Terms of Options

         This Plan is intended to authorize the Board or the Committee to grant, in its discretion, options that qualify as incentive stock options pursuant to
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), (such qualifying options being referred to herein as "Incentive Stock Options") or options that do not so qualify (such nonqualifying options being referred to herein as "Nonstatutory Stock Options"). Each option granted under this Plan shall be evidenced by a written option agreement which shall be executed and delivered as provided in Section 11 of this Plan and which shall specify whether the option granted therein is an Incentive Stock Option or a Nonstatutory Stock Option.

         (a) Terms of Incentive Stock Options. Each stock option agreement covering an Incentive Stock Option granted under this Plan and any amendment thereof, other than an amendment to convert an Incentive Stock Option into a Nonstatutory Stock Option, shall conform to the provisions of Section 5(a)(i) -
(iv) below, and may contain such other terms and provisions consistent with the requirements of this Plan as the Board or the Committee shall deem appropriate:

                    (i) Incentive Stock Option Price. The purchase price of each of the shares of Stock subject to an Incentive Stock Option (the "Incentive Stock Option Price") shall be a stated
price which is not less than the fair market value of such share of Stock, determined in accordance with Section 7 of this Plan, as of the date such Incentive Stock Option is granted; provided, however, that if an employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of the parent corporation (as defined in Section 424(e) of the Code), if any, of the Company, or any of the Subsidiaries (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor, or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), then the Incentive Stock Option Price of each share of Stock subject to such Incentive Stock Option shall be at least 110% of the fair market value of such share of Stock, as determined in the manner stated above.

                   (ii) Term of Incentive Stock Options. Incentive Stock Options granted under this Plan shall be exercisable for such periods as shall be determined by the Board or the Committee at the time of grant of each such Incentive Stock Option, but in no event shall an Incentive Stock Option be exercisable after the expiration of 10 years from the date of grant; provided, however, that an Incentive Stock Option granted to any employee as to whom the Incentive Stock Option Price of each share of stock subject thereto is required to be 110% of the fair market value of such share of Stock pursuant to Section 5(a)(i) above, shall not be exercisable after the expiration of 5 years from the date of grant. Each Incentive Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

                  (iii) Vesting of Incentive Stock Options. Notwithstanding any other provision of this Plan, no employee shall be granted an Incentive Stock Option in any calendar year which causes such employee's "annual vesting amount" to exceed $100,000. An employee's "annual vesting amount" is the aggregate fair market value of the shares of Stock subject to Incentive Stock Options (determined in accordance with Section 7 of this Plan as of the respective dates of grant of individual options) with respect to which such options are first exercisable during the calendar year. For purposes of the foregoing, the aggregate fair market value of shares of Stock with respect to which Incentive Stock Options are first exercisable during the calendar year shall be determined by taking into account all Incentive Stock Options granted to the employee under all current stock option plans of the Company, and its parent corporation (as defined in Section 424(e) of the Code), if any.

                   (iv)  Exercise of Incentive Stock Options.

                           (A)   Subject   to   the   provisions   of   Sections
5(a)(iv)(E), 8 and 9 of this Plan, Incentive Stock Options granted under this Plan may be exercised in whole or in installments, to such extent, and at such time or times during the terms thereof, as shall be determined by the Board or the Committee at the time of grant of each such option.

                           (B) Incentive  Stock Options  granted under this Plan
shall be exercisable only by delivery to the Company of written notice of exercise, which notice shall state the number of shares with respect to which such Incentive Stock Option is exercised, the date of grant of the Incentive Stock Option, the aggregate purchase price for the shares with respect to which the Incentive Stock Option is exercised and the effective date of such exercise, which date shall not be earlier than the date the notice is received by the Company nor later than the date upon which such Incentive Stock Option expires. The written notice of exercise shall be sent together with the full Incentive Stock Option Price of the shares purchased, which may be paid (i) in cash, (ii) in shares of any class of issued and outstanding stock of the Company held for more than six months by the option holder, whether preferred or common, (iii) by the delivery of any other lawful consideration approved by the Board or the Committee, or (iv) by any combination of the foregoing. If any portion of the Incentive Stock Option Price is paid in shares of stock of the Company, such shares shall be valued at their fair market value, as determined in accordance with Section 7 of this Plan, as of the effective date of exercise of the Incentive Stock Option.

                           (C) Except as provided  to the  contrary in Section 8
of this Plan, an Incentive Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Incentive Stock Option was granted remains an officer or employee of the Company, the parent corporation, if any, of the Company, or any of the Subsidiaries.

                           (D) All Incentive  Stock  Options  granted under this
Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom granted only by such person (or his duly appointed, qualified, and acting personal representative).

                           (E) No Incentive  Stock Option may be exercised as to
fewer than 100 shares of Stock at any one time without the consent of the Board or the Committee, unless the number of shares to be purchased upon such exercise is the total number of shares at the time available for purchase under such Incentive Stock Option.

         (b) Terms of Nonstatutory Stock Options. Each stock option agreement covering a Nonstatutory Stock Option granted under this Plan and any amendment thereof shall conform to the provisions of Section 5(b)(i) - (iii) below, and may contain such other terms and provisions consistent with the requirements of this Plan as the Board or the Committee shall deem appropriate:

                    (i) Nonstatutory Stock Option Price. The purchase price of each of the shares of Stock subject to a Nonstatutory Stock Option (the "Nonstatutory Stock Option Price") shall be a stated price which is not less than 85% of the fair market value of such share of Stock, determined in accordance with Section 7 of this Plan, as of the date such Nonstatutory Option is granted; provided, however, that if an employee or director at the time a Nonstatutory Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of the parent corporation (as defined in Section 424(e) of the Code), if any, of the Company, or any of the Subsidiaries (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor, or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), then the Nonstatutory Stock Option Price of each share of Stock subject to such Nonstatutory Stock Option shall be at least 110% of the fair market value of such share of Stock, as determined in the manner stated above.

                   (ii) Term of Nonstatutory Stock Options. Nonstatutory Stock Options granted under this Plan shall be exercisable for such periods as shall be determined by the Board or the Committee at the time of grant of each such Nonstatutory Stock Option, but in no event shall a Nonstatutory Stock Option be exercisable after the expiration of 10 years from the date of grant. Each Nonstatutory Stock Option granted under this Plan shall also be subject to earlier termination as provided in this Plan.

                  (iii)  Exercise of Nonstatutory Stock Options.

                           (A)   Subject   to   the   provisions   of   Sections
5(b)(iii)(E), 8 and 9 of this Plan, Nonstatutory Stock Options granted under this Plan may be exercised in whole or in installments, to such extent, and at such time or times during the terms thereof, as shall be determined by the Board or the Committee at the time of grant of each such option.

                           (B)  Nonstatutory  Stock  Options  granted under this
Plan shall be exercisable only by delivery to the Company of written notice of exercise, which notice shall state the number of shares with respect to which such Nonstatutory Stock Option is exercised, the date of grant of the Nonstatutory Stock Option, the aggregate purchase price for the shares with respect to which the Nonstatutory Stock Option is exercised and the effective date of such exercise, which date shall not be earlier than the date the notice is received by the Company nor later than the date upon which such Nonstatutory Stock Option expires. The written notice of exercise shall be sent together with the full Nonstatutory Stock Option Price of the shares purchased, which may be paid (i) in cash, (ii) in shares of any class of issued and outstanding stock of the Company held for more than six months by the option holder, whether preferred or common, (iii) by the delivery of any other lawful consideration approved by the Board or the Committee, or (iv) by any combination of the foregoing. If any portion of the Nonstatutory Stock Option Price is paid in shares of stock of the Company, such shares shall be valued at their fair market value, as determined in accordance with Section 7 of this Plan, as of the effective date of exercise of the Nonstatutory Stock Option.

                           (C) Except as provided  to the  contrary in Section 8
of this Plan, a Nonstatutory Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Nonstatutory Stock Option was granted remains either a director or employee of the Company, the parent corporation, if any, of the Company, or any of the Subsidiaries.

                           (D) All Nonstatutory Stock Options granted under this
Plan shall be nontransferable, except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom granted only by such person (or his duly appointed, qualified, and acting personal representative).

                           (E) No Nonstatutory  Stock Option may be exercised as
to fewer than 100 shares at any one time without the consent of the Board or the Committee, unless the number of shares to be purchased upon such exercise is the total number of shares at the time available for purchase under such Nonstatutory Stock Option.

6.  Rights of Grantees

         No holder of an option shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to such option unless and until his option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered to the holder of the option the shares of Stock as to which he has exercised his option, and his name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such person shall have full voting and other ownership rights with respect to such shares of Stock.

7.  Determination of Fair Market Value

         For the purposes of this Plan, the fair market value of a share of stock of the Company shall be determined as follows: (i) if on the date as of which such determination is made the class of stock being valued is admitted to trading on a national securities exchange or exchanges for which actual sale prices are regularly reported, or actual sales prices are otherwise regularly published for such stock, the fair market value of a share of such stock shall be deemed to be equal to the average of the closing sale prices reported for such stock on each of the five (5) trading dates immediately preceding the date as of which such determination is made; or (ii) if on the date as of which such determination is made no such closing sales prices are reported, but quotations for the class of stock being valued are regularly listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or another comparable system, the fair market value of a share of such stock shall be deemed to be equal to the mean of the average of the closing bid and asked prices for such stock quoted on such system on each of the five (5) trading dates immediately preceding the date as of which such determination is made; or,
(iii) if no such quotations or actual sales prices are available, the fair market value of a share of such stock shall be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in such shares, as selected by the Board of Directors, for the trading date as of which such determination is made (or the immediately preceding trading date if the date of determination is not a trading date); provided, however, that if none of Sections (i) through (iii) above are applicable, or the Board or the Committee determines in good faith that the approach specified in those Sections does not properly reflect the fair market value of such stock, the Board or the Committee may determine the fair market value of a share of stock of the Company on the basis of such factors as it shall deem appropriate.

8.  Retirement, Termination of Employment or Death of Holders of Options

         (a) Death, Retirement or Disability. If an employee to whom an Award has been granted under this Plan dies while providing services to the Company or a Subsidiary, retires from employment with the Company or a Subsidiary after attaining his retirement date (as may be prescribed by the Company), or terminates employment with the Company or a Subsidiary as a result of "permanent and total disability" (as that term is defined by Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), any restrictions then applicable to such Award shall continue as if the employee had not terminated employment and such Award shall thereafter be exercisable, in whole or in part, by the person to whom granted (or by his duly appointed, qualified, and acting personal representative, his estate, or by a person who acquired the right to exercise such option by bequest or inheritance from the Grantee) in the manner set forth in Section 5 of this Plan, at any time within the remaining term of such Award.

         (b) Other Termination of Service or Employment. Except as otherwise provided in Section 8(a) above, if a person to whom an option has been granted under this Plan ceases to be either a director or employee of the Company or a Subsidiary, such option shall continue to be exercisable to the same extent that it was exercisable on the last day on which such person was either a director or employee for a period of 30 days thereafter, or for such longer period as may be determined by the Board or the Committee at the time of grant, whereupon such option shall terminate and shall not thereafter be exercisable. No Award made under this Plan shall be affected by any change of duties or position of the person to whom such Award was made or by any temporary leave of absence granted to such person by the Company or any of its Subsidiaries.

         (c) Termination with Board Approval. If a Grantee ceases to be either a director or employee of the Company or a Subsidiary for any reason covered by
Section 8(b) above, and the Board or the Committee expressly determines that for purposes of this Section 8(c) such termination of service or employment is in the best interests of the Company, then notwithstanding anything herein to the contrary, an option awarded to such Grantee hereunder shall be exercisable by such Grantee or by the estate of such Grantee, or by a person who acquired the right to exercise such option by bequest or inheritance from the Grantee, for such additional period following termination of service or employment as shall be determined by the Board or the Committee, but in no event later than the date upon which such option would have expired absent such termination of service or employment. Any such extended option shall be exercisable only to the extent and in the manner exercisable by such Grantee at the time of such termination of service or employment.

9.  Adjustment Upon Changes in Capitalization

         (a) In the event of any change in the number of shares of the outstanding Stock of the Company effected without the receipt of full and adequate consideration by the Company, as a consequence of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee shall adjust proportionally the number and kind of shares subject to this Plan, and the number, kind, and per share Incentive

Stock Option Price or Nonstatutory Stock Option Price (as the case may be) of shares then subject to Awards outstanding under the Plan. Any such adjustment shall be made without a change in the aggregate purchase price of the shares of Stock subject to the unexercised portion of any option. In the event of any other change affecting any class of stock of the Company subject to Awards made under the Plan or any distribution (other than normal cash dividends) to holders of such stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event.

         (b) Upon the effective date of the dissolution or liquidation of the Company, or of a reorganization, merger or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, or of the transfer of all or substantially all of the assets or shares of the Company to another person or entity (any such transaction being referred to hereinafter as a "Terminating Event"), this Plan and any Award theretofore made hereunder shall terminate unless provision is made in writing in connection with such Terminating Event for the continuance of this Plan and for the assumption of Awards theretofore granted hereunder, or the substitution for such Awards of new awards issued by the successor corporation, or a parent or subsidiary thereof, with such appropriate adjustments as may be determined or approved by the Board or the Committee, in which event this Plan and the Awards theretofore granted or substituted therefor shall continue in the manner and under the terms so provided.

10.  Effectiveness of the Plan

         This Plan shall become effective upon its adoption by the Board; provided, however, that the effectiveness of this Plan shall be subject to the approval of the stockholders of the Company by the affirmative vote of not less than the holders of a majority of the shares of the Company's Voting Stock present in person or represented by proxy at a duly held meeting at which a quorum is present (or by such greater vote as may be required by applicable law, regulation or provision of the Certificate of Incorporation or Bylaws of the Company), or by written consent.

11.  Manner of Grant

         Nothing contained in this Plan or in any resolution heretofore or, except as provided in this Plan, hereafter adopted by the Board or any committee thereof or by the stockholders of the Company with respect to this Plan shall constitute the granting of an Award under this Plan. The granting of an Award under this Plan shall be deemed to occur only upon the date on which the Board or the Committee shall approve the grant of such Award. All Awards granted under this Plan shall be evidenced by a written agreement, in such form as shall be determined by the Board or the Committee, signed by a representative of the Board or the Committee and the recipient thereof.

12.  Compliance with Law and Regulations

         The obligation of the Company to sell and deliver any shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and the obtaining of all approvals by or permits from governmental agencies deemed necessary or appropriate by the Board or the Committee. Except as otherwise provided in Section 2 and Section 15 herein, the Board may make such changes in the Plan and the Board or the Committee may include such terms in any Award agreement as may be necessary or appropriate, in the opinion of counsel to the Company, to comply with the rules and regulations of any governmental authority, or to obtain for employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and the regulations thereunder.

13.  Tax Withholding

         The company for whom services are performed (whether the Company or a Subsidiary) by a director or employee granted an Award under this Plan shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, vesting or exercise of any Award or the sale of stock acquired upon the exercise of an Incentive Stock Option in order for such company to obtain a tax deduction otherwise available as a consequence of such grant, vesting, exercise or sale, as the case may be.

14.  Nonexclusivity of the Plan

         Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options, stock appreciation rights or restricted stock otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

15.  Amendment

         The Board at any time, and from time to time, may amend this Plan, subject to any required regulatory approvals and subject to the limitation that, except as provided in Section 9 hereof, no amendment shall be effective unless approved within 12 months after the date of the adoption of such amendment by the affirmative vote of the holders of a majority of the shares of the Company's Voting Stock present in person or represented by proxy at a duly held meeting at which a quorum is present (or by such greater vote as may be required by applicable law, regulation or provision of the Certificate of Incorporation or Bylaws of the Company), or by written consent, if such amendment would, in the absence of shareholder approval, cause Awards that would otherwise qualify as Incentive Stock Options to fail to qualify as such or cause the Plan to fail to comply with the requirements of Rule 16b3 after the Board determines to bring the Plan into compliance with the requirements of such Rule.

         Except as provided in Section 9 hereof, rights and obligations under any Awards granted before amendment of this Plan shall not be altered or impaired by amendment of this Plan, except with the consent of the person to whom the Award was granted.

16.  Termination or Suspension

         The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the 10th anniversary of its adoption by the Board, but such termination shall not affect any Award theretofore granted. No Award may be granted under this Plan while this Plan is suspended or after it is terminated.

         Except as otherwise expressly provided herein, no rights or obligations under any Award granted while this Plan is in effect shall be altered or impaired by suspension or termination of this Plan, except with the consent of the person to whom the Award was granted. Any Award granted under this Plan may be terminated by agreement between the holder thereof and the Company and, in lieu of the terminated Award, a new Award may be granted.

17.  Continuation of Employment

         Nothing contained in this Plan (or in any written Award agreement) shall obligate the Company or any Subsidiary to continue for any period to elect any individual as a director or to employ an employee to whom an Award has been granted, or interfere with the right of the Company or any Subsidiary to vary the terms of such person's service or employment or reduce such person's compensation.

18.  Exculpation and Indemnification

         To the extent permitted by applicable law and regulation, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the negligence, gross negligence, bad faith, willful misconduct, or criminal acts of such persons.

19.  Provision of Information to Award Recipients

         The Company shall provide each holder of an Award with Company financial statements at least annually, except that the Company need not provide such information to a holder of an Award who is an employee of the Company whose duties insure that such holder of an Award has access to equivalent information.

20.  Headings

         Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

                                    EXHIBIT C


                          AGREEMENT AND PLAN OF MERGER



         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made as of , 1998, by and between EDnet, Inc., a Colorado corporation ("EDnet") and EDnet Delaware, Inc., a Delaware corporation ("EDnet Delaware"); (EDnet and EDnet Delaware collectively, the "Constituent Corporations").

         WHEREAS, the authorized capital stock of EDnet consists of 50,000,000 shares of Common Stock, $0.001, par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share; the authorized capital stock of EDnet Delaware consists of 50,000,000 shares of Common Stock, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.001 par value per share; and,

         WHEREAS,  the  directors  of  the  Constituent   Corporations  deem  it
advisable and to the advantage of the Constituent Corporations that EDnet merge with and into EDnet Delaware upon the terms and conditions provided herein,

         NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that EDnet shall merge with and into EDnet Delaware on the following terms, conditions and other provisions:

1.  TERMS AND CONDITIONS.

         1.1 Merger. EDnet shall be merged with and into EDnet Delaware (the "Merger"), and EDnet Delaware shall be the surviving corporation (the "Surviving Corporation") effective at 12:01 p.m., Eastern Standard Time, January 1, 1999 (the "Effective Date").

         1.2 Name Change. On the Effective Date, the name of EDnet Delaware shall be EDnet, Inc.

         1.3 Succession. On the Effective Date, EDnet Delaware shall continue its separate corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of EDnet, Inc. (the Colorado corporation), except insofar as it may be continued by operation of law, shall be terminated and cease.

         1.4 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, and powers, both of a public and a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all rights, privileges, and powers of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges and powers, and all and every other interest, thereafter shall be the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not been consummated, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         1.5 Common Stock of EDnet and EDnet Delaware. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporation or their respective stockholders, (i) each share of Common Stock of EDnet issued and outstanding immediately prior thereto shall be combined, changed and converted into one (1) share of Common Stock of EDnet
Delaware, in each case fully paid and nonassessable, and (ii) each share of Common Stock of EDnet Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

         1.6 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of Common Stock of EDnet shall be deemed for all purposes to evidence ownership of and to represent the shares of EDnet Delaware into which the shares of EDnet represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of EDnet Delaware evidenced by such outstanding certificate as above provided.

         1.7 Options. On the Effective Date, if any options or rights granted to purchase shares of Common Stock of EDnet under the 1998 Stock Option Plan and the 1995 nonstatutory option plan remain outstanding, then the Surviving Corporation will assume outstanding and unexercised portions of such options and such options shall be changed and converted into options to purchase Common Stock of EDnet Delaware, such that an option to purchase one (1) share of Common Stock of EDnet shall be converted into an option to purchase one (1) share of Common Stock of EDnet Delaware. No other changes in the terms and conditions of such options will occur.

         1.8 Purchase Rights. On the Effective Date, the Surviving Corporation will assume the outstanding obligations of EDnet to issue Common Stock or other capital stock pursuant to contractual purchase rights granted by EDnet, and the outstanding and unexercised portions of all outstanding contractual rights to purchase Common Stock or other capital stock of EDnet shall be changed and converted into contractual rights to purchase Common Stock or other capital stock, respectively, of EDnet Delaware such that a contractual right to purchase one share of Common Stock or other capital stock of EDnet shall be converted into a contractual right to purchase one share of Common stock or other capital stock, respectively, of EDnet Delaware. No other changes in the terms and conditions of such contractual purchase rights will occur.

         1.9 Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligation of EDnet under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 Certificate of Incorporation and Bylaws. The Certificate of Incorporation of EDnet Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of EDnet Delaware in effect on the Effective Date shall continue to be the Bylaws of the surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

         2.2 Directors. The directors of EDnet preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until expiration of their terms and until their successors are elected and qualified.

         2.3 Officers. The officers of EDnet preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3.  MISCELLANEOUS

         3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, the Surviving Corporation shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and the Surviving Corporation shall take or cause to be taken such further and other action as shall be appropriate or necessary in order to vest or perfect or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of EDnet and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of EDnet Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         3.2 Amendment. At any time before or after approval by the stockholders of EDnet, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the stockholders of EDnet, the principal terms may not be amended without further approval of the stockholders of EDnet) as may be determined in the judgment of the respective Board of Directors of EDnet Delaware and EDnet to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         3.3 Conditions to Merger. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

         (a) the merger shall have been approved by the stockholders of EDnet in
         accordance  with  applicable   provisions  of  the  Colorado   Business
         Corporation Act; and

         (b) EDnet, as sole stockholder of EDnet Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

         (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of EDnet to be material to consummation of the Merger shall have been obtained.

         3.4 Abandonment or Deferral. Notwithstanding the approval of this Merger Agreement by the Stockholders of EDnet or EDnet Delaware, at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either EDnet or EDnet Delaware or both or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of EDnet and EDnet Delaware, such action would be in the best interests of such corporations. In the even of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or their respective Board of Directors or stockholders with respect thereto, except that EDnet shall pay all expenses incurred in connection with the Merger or in respect to this Merger Agreement or relating thereto.

         3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of EDnet and EDnet Delaware, hereby is executed on behalf of each such corporation and attested to by their respective officers thereunto duly authorized.



                  EDNET, INC.
                  A Colorado Corporation



            By:
                  ----------------------------
                  Chief Executive Officer


        And By:
                  ----------------------------
                  Secretary



                  EDNET DELEWARE, INC.
                  A Delaware Corporation



            By:
                  ----------------------------
                  Chief Executive Officer

        And By:
                  ----------------------------
                  Secretary

                                    EXHIBIT D

                          CERTIFICATE OF INCORPORATION

                                       OF

                              EDNET DELAWARE, INC.

                                    * * * * *

l.    The name of the corporation is EDnet Delaware, Inc.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.    The nature of the business or purposes to be conducted or promoted is:

      To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. (a) This corporation is authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is fifty-five million (55,000,000) shares, of which the number of shares of Common Stock authorized is fifty million (50,000,000) shares and the number of shares of Preferred Stock authorized is five million (5,000,000) shares, and the par value of each of such shares is one-tenth of one cent ($0.001), amounting in the aggregate to fifty thousand dollars ($50,000 U.S.).

      (b) The shares of Preferred Stock authorized by this certificate of incorporation may be issued from time to time in one or more series. For any wholly unissued series of Preferred Stock, the board of directors is hereby authorized to fix and alter the dividend right, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption prices, and liquidation preferences, the number of shares constituting any such series and the designation thereof, or any of them.

      (c) For any series of Preferred Stock having issued and outstanding shares, the board of directors is hereby authorized to increase or decrease the number of shares of such series when the number of shares of such series was originally fixed by the board, but such increase or decrease shall be subject to the limitations and restrictions stated in the resolution of the board of directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

5.    The name and mailing address of each incorporator is as follows:


NAME                                        MAILING ADDRESS
----                                        ---------------

Jonathan T. Rubens                          Niesar & Diamond LLP
                                            90 New Montgomery Street, 9th Floor
                                            San Francisco, California  94105

      The name and mailing address of each person, who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

NAME                                      MAILING ADDRESS
----                                      ---------------

Tom Kobayashi                       One Union Street, Ste 210
                                    San Francisco, CA 94111

David Gustafson                     One Union Street, Ste 210
                                    San Francisco, CA 94111

Robert Wussler                      One Union Street, Ste 210
                                    San Francisco, CA 94111

Randy Selman                        One Union Street, Ste 210
                                    San Francisco, CA 94111

Eric Jacobs                         One Union Street, Ste 210
                                    San Francisco, CA 94111

Alan Saperstein                     One Union Street, Ste 210
                                    San Francisco, CA 94111

Brian Service                       One Union Street, Ste 210
                                    San Francisco, CA 94111

6.    The corporation is to have perpetual existence.

7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

      To make, amend, alter or repeal the by-laws of the corporation.

      To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

      To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

      By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

      When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.


      Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

      Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

10. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

      THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this ____ day of _______, 1998.


                                         -------------------------
                                         Jonathan T. Rubens
                                         Niesar & Diamond LLP
                                         90 New Montgomery Street, 9th Floor
                                         San Francisco, California  94105

                                    EXHIBIT E

                                    * * * * *

                              EDNET DELAWARE, INC.

                                  B Y - L A W S
                                    * * * * *

                                    ARTICLE I
                                     OFFICES

        Section 1. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

        Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

        Section l. All meetings of the stockholders for the election of directors shall be held in the City of San Francisco, State of California, at such place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        Section 2. Annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

        Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

        Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten

(10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a at least ten percent (10%) of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

        Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

        Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

        Section 8. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

        Section 10. Unless otherwise provided in the certificate of incorporation each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

        Section 11. Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III
                                    DIRECTORS

        Section 1. The number of directors which shall constitute the whole board shall be not less than three (3) nor more than seven (7). The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

        Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

        Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

        Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

        Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

        Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

        Section 7. Special meetings of the board may be called by the president on four (4) days' notice to each director, either personally or by mail or by facsimile communication; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

        Section 8. At all meetings of the board, four (4) directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

        Section 9. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

        Section 10. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

                             COMMITTEES OF DIRECTORS

        Section 11. The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

        In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

        Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation) adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

        Section 12. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                            COMPENSATION OF DIRECTORS

        Section 13. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                              REMOVAL OF DIRECTORS

        Section 14. Unless otherwise restricted by the certificate of incorporation or by-law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.


                                   ARTICLE IV
                                     NOTICES

        Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by facsimile telecommunication.

        Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V
                                    OFFICERS

        Section 1. The officers of the corporation shall be chosen by the board of directors and shall be a president, a chief executive officer, a vice-president, a secretary and a treasurer, or chief financial officer. The board of directors may also choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

        Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice-presidents, a secretary and a treasurer, or chief financial officer.

        Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

        Section 4. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

        Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.


                           THE CHIEF EXECUTIVE OFFICER

        Section 6. The chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. Except where by law the signature of the President is required or unless the Board of Directors shall rule otherwise, the chief executive officer shall possess the same power as the President to sign all certificate contracts and other instruments of the corporation which may be authorized by the Board of Directors.


                                 THE PRESIDENT

        Section 7. The President shall be the Chief Operating Officer of the corporation. He shall be responsible for the general day-to-day supervision of the business and affairs of the corporation. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.


                               THE VICE-PRESIDENTS

        Section 8. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.


                      THE SECRETARY AND ASSISTANT SECRETARY

        Section 9. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The board of directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

        Section 10. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.


                     THE TREASURER AND ASSISTANT TREASURERS

        Section 11. The treasurer, or chief financial officer, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

        Section 12. He shall  disburse  the funds of the  corporation  as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at its regular meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

        Section 13. If required by the board of directors, he shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

        Section 14. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   ARTICLE VI
                             CERTIFICATES FOR SHARES

        Section 1. The shares of the corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation.

        If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of Delaware or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        Section 2. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.


                                LOST CERTIFICATES

        Section 3. The board of directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.


                                TRANSFER OF STOCK

        Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.


                               FIXING RECORD DATE

        Section 5. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting: provided, however, that the board of directors may fix a new record date for the adjourned meeting.


                             REGISTERED STOCKHOLDERS

        Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII
                               GENERAL PROVISIONS
                                    DIVIDENDS

        Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

        Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ANNUAL STATEMENT

        Section 3. The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

                                     CHECKS

        Section 4. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

                                   FISCAL YEAR

        Section 5. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                      SEAL

        Section 6. The corporate seal, if any, shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                 INDEMNIFICATION

        Section 7. The corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.


                                  ARTICLE VIII
                                   AMENDMENTS

        Section 1. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal by-laws is conferred upon the board of directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.

                                                                      APPENDIX A

PROXY                                                                      PROXY





                                   EDNET, INC.
                ONE UNION STREET, SAN FRANCISCO, CALIFORNIA 94111


       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS -
                                DECEMBER 10, 1998


         The undersigned hereby constitutes and appoints Tom Kobayashi and David Gustafson, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of EDnet, Inc. to be held at the Hotel Rex, located at 562 Sutter Street, San Francicsco, California, 94102, on December 10, 1998, at 2:00 p.m. local time, and at any postponements, continuations and adjournments thereof, on all matters coming before said meeting.

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.


         PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                 (Continued and to be signed on reverse side.)

                                   EDNET INC.
         PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK
                                      ONLY.

1. Directors recommend a vote for election of
the following Directors:                                                 For All
         Tom Kobayashi, David Gustafson              For    Withheld     Except
         Robert Wussler, Randy Selman                 0        0            0
         Eric Jacobs, Alan Saperstein,
         Brian Service

  ------------------------------------
   (Except nominee(s) written above.)

2. Approval of the adoption of the                   For    Withheld     Abstain
   1998 Stock Option Plan.                            0        0            0

3. Approval of plan of Reincorporation               For    Withheld     Abstain
   in the State of Delaware                           0        0            0

4. Ratification of Selection of Independent          For    Withheld     Abstain
   Accountants.                                       0        0            0

5. In their discretion, upon such other              For    Withheld     Abstain
   matters as may properly come before the            0        0            0
   meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1 through 4.

         __________________________________
         [Shareholder Name Printed Here]
         __________________________________

         __________________________________
         [Shareholder Address Printed Here]


     Dated: _________________________________________________________, 1998

Signature(s)______________________________________________________________

--------------------------------------------------------------------------------
PLEASE MARK, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE A TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER.